SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 20, 1998
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation
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        Delaware                                        52-1972128
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(State of Incorporation)                  (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                  21703
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Address of principal executive offices                             (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                           Description
-----------                                           -----------
     (99)                     Computational   Materials   prepared   by   Lehman
                              Brothers  Inc. in  connection  with Norwest  Asset
                              Securities   Corporation,   Mortgage  Pass-Through
                              Certificates, Series 1998-5

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORWEST ASSET SECURITIES CORPORATION


February 20, 1998

                                     By:  /s/ B. David Bialzak
                                          --------------------
                                          B. David Bialzak
                                          Vice President

                                INDEX TO EXHIBITS


                                                           Paper (P) or
Exhibit No.     Description                               Electronic (E)
-----------     -----------                               --------------

   (99)         Computational Materials                          P
                prepared by Lehman Brothers Inc.
                in connection with Norwest Asset Securities
                Corporation, Mortgage Pass-Through
                Certificates, Series 1998-5